UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2024

             Ford Credit Auto Lease Trust 2024-A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-265473-05

Central Index Key Number: 0002006933

         Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-265473

Central Index Key Number: 0001519881

          Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

                                          Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

                                          13-4347114

(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company – Ford Credit SPE Management Office
World Headquarters, Suite 802
One American Road
Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant's telephone number, including area code: 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2024-A (the "Trust") of the asset-backed securities (the "Notes") described in the Prospectus, dated January 17, 2024 (the "Prospectus"), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC (the "Registrant" or the "Depositor"), the Depositor and/or the Trust have entered into the agreements listed in Item 9.01(d) below (such agreements, the "Transaction Documents"). The Transaction Documents are described more fully in the Prospectus.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 1, 2024, between the Trust and U.S. Bank Trust Company, National Association, as Indenture Trustee.

Exhibit 4.2	Second Amended and Restated Trust Agreement, dated as of January 1, 2024, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, dated as of January 1, 2024, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, dated as of January 1, 2024, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, dated as of January 1, 2024, between the Depositor and the Trust.

Exhibit 10.5	2024-A Servicing Supplement, dated as of January 1, 2024, to the Third Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, dated as of January 1, 2024, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, dated as of January 1, 2024, among the Trust, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Financial Institution.

Exhibit 10.9	Titling Company Account Control Agreement, dated as of January 1, 2024, among CAB East LLC, CAB West LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Financial Institution.

Exhibit 10.10	Asset Representations Review Agreement, dated as of January 1, 2024, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

	By:	/s/ Ryan Hershberger
	Name:	Ryan Hershberger
	Title:	President and Assistant Treasurer

Dated: January 23, 2024

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